UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2020

HighPeak Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-235313 (Commission File Number)	84-3533602 (I.R.S. Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102 (address of principal executive offices) (zip code)
(817) 850-9200 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HPK	Nasdaq Global Market
Warrants to purchase Common Stock	HPKEW	Nasdaq Global Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 21, 2020 (the “Closing Date”), Pure Acquisition Corp., a Delaware corporation (“Pure”) consummated the previously announced business combination pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated as of May 4, 2020, as amended, by and among (i) Pure, (ii) HighPeak Energy, Inc., a Delaware corporation and wholly owned subsidiary of Pure (“HighPeak Energy” or the “Company”), (iii) Pure Acquisition Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“MergerSub”), (iv) HighPeak Energy, LP, a Delaware limited partnership (“HighPeak I”), (v) HighPeak Energy II, LP, a Delaware limited partnership (“HighPeak II”), (vi) HighPeak Energy III, LP, a Delaware limited partnership (“HighPeak III”), (vii) HPK Energy, LLC, a Delaware limited liability company (“HPK GP” and, together with HighPeak I, HighPeak II and HighPeak III, the “HPK Contributors”) and the general partner of HPK Energy, LP, a Delaware limited partnership (“HPK LP”), and an affiliate of HighPeak Pure Acquisition, LLC, a Delaware limited liability company (Pure’s “Sponsor”), and (viii) solely for the limited purposes specified therein, HighPeak Energy Management, LLC, a Delaware limited liability company, pursuant to which, among other things and subject to the terms and conditions contained therein, (a) MergerSub merged with and into Pure, with Pure surviving as a wholly owned subsidiary of the Company, (b) each outstanding share of Pure’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and Pure’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”) (other than certain shares of Class B Common Stock that were surrendered for cancellation by Pure’s Sponsor) were converted into the right to receive (A) one share of the Company’s common stock, par value $0.0001 per share (“HighPeak Energy common stock”) (and cash in lieu of fractional shares), and (B) solely with respect to each outstanding share of Pure’s Class A Common Stock, (i) a cash amount, without interest, equal to $0.62, which represents the amount by which the per-share redemption value of Pure’s Class A Common Stock at the closing of the business combination (the “Closing”) exceeded $10.00 per share, without interest, in each case, totaling approximately $767,902, (ii) one contingent value right (each, a “CVR”) for each one whole share of HighPeak Energy common stock (excluding fractional shares) issued to holders of Pure’s Class A Common Stock pursuant to clause (A), representing the right to receive additional shares of HighPeak Energy common stock (or such other specified consideration as is specified with respect to certain events) for Qualifying CVR Holders (as defined in the Contingent Value Rights Agreement discussed herein) if necessary to satisfy a 10% preferred simple annual return, subject to a floor downside per-share price of $4.00, as measured at the applicable maturity, which will occur on a date to be specified and which may be any date occurring during the period beginning on (and including) August 21, 2022 and ending on (and including) February 21, 2023, or in certain circumstances after the occurrence of certain change of control events with respect to the Company’s business, including certain mergers, consolidations and asset sales (with an equivalent number of shares of HighPeak Energy common stock held by HighPeak I, HighPeak II and Pure’s Sponsor (the “HPK Contributors”) being collectively forfeited) and (iii) one warrant to purchase HighPeak Energy common stock for each one whole share of HighPeak Energy common stock (excluding fractional shares) issued to holders of Pure’s Class A Common Stock pursuant to clause (A) (each, a “HighPeak Energy warrant”), (c) the HPK Contributors (A) contributed their limited partner interests in HPK LP to the Company in exchange for HighPeak Energy common stock and the general partner interests in HPK LP to a wholly owned subsidiary of the Company in exchange for no consideration, and (B) contributed the outstanding Sponsor Loans (as defined in the Business Combination Agreement) in exchange for HighPeak Energy common stock and such Sponsor Loans were cancelled in connection with the Closing and (d) following the consummation of the foregoing transactions, the Company caused HPK LP to merge with and into HighPeak Energy Acquisition Corp., a Delaware corporation (as successor to Pure) and all interests in HPK LP were cancelled in exchange for no consideration.

In connection with the Closing, the Company also issued shares of HighPeak Energy common stock, HighPeak Energy warrants and CVRs (the “Forward Purchases”) to certain qualified institutional buyers and accredited investors (the “Forward Purchase Investors”) pursuant to that certain Amended & Restated Forward Purchase Agreement, dated as of July 24, 2020 (the “Forward Purchase Agreement Amendment”).

As of the Closing Date, after giving effect to the Closing and the Forward Purchases, there were 91,592,354 shares of HighPeak Energy common stock, 10,538,188 HighPeak Energy warrants and 10,209,300 CVRs outstanding, comprised of the following:

●	1,232,425 shares of HighPeak Energy common stock, 1,232,425 HighPeak Energy warrants and 1,232,425 CVRs issued to holders of outstanding shares of Pure’s Class A Common Stock;

●	5,000,000 shares of HighPeak Energy common stock issued to holders of outstanding shares of Pure’s Class B Common Stock;

●	328,888 HighPeak Energy warrants issued to current public holders of Pure’s outstanding public warrants;

●	76,383,054 shares of HighPeak Energy common stock issued to the HPK Contributors; and

●

8,976,875 shares of HighPeak Energy common stock, 8,976,875 HighPeak Energy warrants and 8,976,875 CVRs issued to Forward Purchase Investors pursuant to the Forward Purchases under the Forward Purchase Agreement Amendment.

We refer to the transactions contemplated by the Business Combination Agreement as the “Business Combination.”

On August 27, 2020 the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the Closing of the Business Combination and related matters in Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Current Report on Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the Closing of the Business Combination under Item 7.01.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On August 24, 2020, the Company issued a press release announcing the consummation of the Business Combination, which is included in this Current Report on Form 8-K/A as Exhibit 99.11.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1+

Business Combination Agreement, dated as of May 4, 2020, by and among Pure Acquisition Corp., HighPeak Energy, Inc., Pure Acquisition Merger Sub, Inc., HighPeak Energy, LP, HighPeak Energy II, LP, HighPeak Energy III, LP, HPK Energy, LLC, and, solely for limited purposes specified therein, HighPeak Energy Management, LLC (incorporated by reference to Annex A to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

2.2

First Amendment to Business Combination Agreement, dated as of June 12, 2020, by and among, Pure Acquisition Corp., HighPeak Energy, Inc., Pure Acquisition Merger Sub, Inc., HighPeak Energy, LP, HighPeak Energy II, LP, HighPeak Energy III, LP, HPK Energy, LLC and HighPeak Energy Management, LLC (incorporated by reference to Annex A-I to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

2.3

Second Amendment to Business Combination Agreement, dated as of July 1, 2020, by and among, Pure Acquisition Corp., HighPeak Energy, Inc., Pure Acquisition Merger Sub, Inc., HighPeak Energy, LP, HighPeak Energy II, LP, HighPeak Energy III, LP, HPK Energy, LLC and HighPeak Energy Management, LLC (incorporated by reference to Annex A-II to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

2.4

Third Amendment to Business Combination Agreement, dated as of July 24, 2020, by and among, Pure Acquisition Corp., HighPeak Energy, Inc., Pure Acquisition Merger Sub, Inc., HighPeak Energy, LP, HighPeak Energy II, LP, HighPeak Energy III, LP, HPK Energy, LLC and HighPeak Energy Management, LLC (incorporated by reference to Annex A-III to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

3.1

Amended and Restated Certificate of Incorporation of HighPeak Energy, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

3.2	Amended and Restated Bylaws of HighPeak Energy, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

4.1

Warrant Agreement, dated April 12, 2018, by and among Pure Acquisition Corp., its officers and directors and HighPeak Pure Acquisition, LLC (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

4.2

Amendment and Assignment to Warrant Agreement, dated as of August 21, 2020, by and among Pure Acquisition Corp., Continental Stock Transfer & Trust Company and HighPeak Energy, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

4.3

Stockholders’ Agreement, dated as of August 21, 2020, by and among HighPeak Energy, Inc., HighPeak Pure Acquisition, LLC, HighPeak Energy, LP, HighPeak Energy II, LP, HighPeak Energy III, LP, Jack Hightower, and certain directors of Pure Acquisition Corp. (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

4.4

Registration Rights Agreement, dated as of August 21, 2020, by and among HighPeak Energy, Inc., HighPeak Pure Acquisition, LLC, HighPeak Energy, LP, HighPeak Energy II, LP, HighPeak Energy III, LP and certain other security holders named therein (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.1

Contingent Value Rights Agreement, dated as of August 21, 2020, by and among HighPeak Energy, Inc., HighPeak Pure Acquisition, LLC, HighPeak Energy, LP, HighPeak Energy II, LP and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.2

Amended and Restated Forward Purchase Agreement, dated as July 24, 2020, by and among HighPeak Energy, Inc., the Purchasers therein, HighPeak Energy Partners, LP and, solely for the purposes specified therein, Pure Acquisition Corp (incorporated by reference to Annex A-I to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

10.3

HighPeak Energy, Inc. Amended & Restated Long Term Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.4	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.5

Indemnity Agreement of Jack Hightower, dated August 21, 2020 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.6

Indemnity Agreement of Larry C. Oldham, dated August 21, 2020 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.7

Indemnity Agreement of Keith A. Covington, dated August 21, 2020 (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.8

Indemnity Agreement of Michael H. Gustin, dated August 21, 2020 (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.9

Indemnity Agreement of Michael L. Hollis, dated August 21, 2020 (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.10

Indemnity Agreement of Jay M. Chernosky, dated August 21, 2020 (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.11

Indemnity Agreement of Sharon Fulgham, dated August 21, 2020 (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.12

Indemnity Agreement of Steven W. Tholen, dated August 21, 2020 (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

10.13

Indemnity Agreement of Rodney L. Woodard, dated August 21, 2020 (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

21.1	Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

23.1

Consent of WithumSmith+Brown, PC, independent registered public accounting firm for HighPeak Energy, Inc. (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

23.2

Consent of WithumSmith+Brown, PC, independent registered public accounting firm for Pure Acquisition Corp. (incorporated by reference to Exhibit 23.2 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

23.3

Consent of Weaver and Tidwell, L.L.P., independent registered public accounting firm for HPK Energy, LP. (incorporated by reference to Exhibit 23.3 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

23.4

Consent of Weaver and Tidwell, L.L.P., independent registered public accounting firm for HighPeak Energy, LP. (incorporated by reference to Exhibit 23.4 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

23.5

Consent of Weaver and Tidwell, L.L.P., independent auditors for HighPeak Energy II, LP (incorporated by reference to Exhibit 23.5 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

23.6	Consent of Cawley, Gillespie & Associates, Inc. (incorporated by reference to Exhibit 23.6 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

99.1

Unaudited Pro Forma Condensed Combined Consolidated Financial Information of HighPeak Energy, Inc. for the six months ended June 30, 2020, the year ended December 31, 2019 and as of June 30, 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

99.2

Unaudited financial statements of HighPeak Energy, Inc. as of June 30, 2020 and December 31, 2019 and for the six months ended June 30, 2020, together with notes thereto (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

99.3

Audited financial statements of HighPeak Energy, Inc. as of December 31, 2019 and for the year ended December 31, 2019 (incorporated by reference to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

99.4

Unaudited financial statements of Pure Acquisition Corp. as of June 30, 2020 and December 31, 2019 and for the three and six months ended June 30, 2020 and 2019, together with notes thereto (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

99.5

Audited financial statements of Pure Acquisition Corp. as of December 31, 2019 and 2018 and the years then ended, together with notes thereto (incorporated by reference to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

99.6

Unaudited financial statements of HPK Energy, LP and HighPeak Energy, LP (Predecessor) as of June 30, 2020 and December 31, 2019 and the three and six months ended June 30, 2020 and 2019, together with notes thereto (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K (File No. 333-235313) filed with the SEC on August 27, 2020).

99.7

Audited financial statements of HPK Energy, LP as of December 31, 2019 and for the period from August 28, 2019 (Inception) to December 31, 2019, together with notes thereto (incorporated by reference to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

99.8

Audited financial statements of HighPeak Energy, LP as of December 31, 2019 and 2018 and the years ended December 31, 2019, 2018 and 2017, together with notes thereto (incorporated by reference to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

99.9

Audited financial statements of HighPeak Energy II, LP as of December 31, 2019 and 2018 and for the year ended December 31, 2019 and the period from March 23, 2018 (Inception) to December 31, 2018, together with notes thereto (incorporated by reference to the Company’s Registration Statement on Form S-4 and Form S-1 pursuant to Rule 424(b)(5) (File No. 333-235313) filed with the SEC on August 7, 2020).

99.10

Reserve Report of HPK LP as of December 31, 2019 (incorporated by reference to Annex J to the Company’s Registration Statement on Form S-4 and Form S-1 (File No. 333-235313) filed with the SEC on August 5, 2020).

99.11*	Press Release of HighPeak Energy, Inc., dated as of August 24, 2020.

+

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Pure agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: August 27, 2020
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer